Exhibit 10.1

NOTE EXCHANGE AGREEMENT

THIS NOTE EXCHANGE AGREEMENT (this “Agreement”) is dated as of March 27, 2018, between Aeon Global Health Corp., a Delaware corporation (the “Company”) and the holder identified on the signature pages hereto (each, a “Holder” and collectively, the “Holders”).

 Recitals

WHEREAS, pursuant to the terms and conditions of this Agreement, the Company hereby offers to the Holder a new secured promissory note (the “New Note”) and the Holder, wishes to purchase and acquire the New Note in exchange for the surrender and cancellation of one or more promissory notes held by the Holder, the terms and conditions of which are set forth on the signature page to this Agreement (“Original Note”) upon the terms and conditions set forth herein; and

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby agreed and acknowledged, the parties hereto hereby agree as follows:

1.      Defined Terms. In addition to the terms defined elsewhere in this Agreement: (a) capitalized terms that are not otherwise defined herein have the meanings given to such terms in the New Note or Security Agreement (as defined herein); and (b) the following terms have the meanings set forth in this Section 1:

“Affiliate” of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person.  For the purposes of this definition, “control”, when used with respect to any specified Person, means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms “controlling” and “controlled” have meanings correlative to the foregoing.

“Business Day” means any day except any Saturday, any Sunday, any day which is a federal legal holiday in the United States or any day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.

“Closing Date” means the Trading Day on which all of the Transaction Documents have been executed and delivered by the applicable parties thereto, and all conditions precedent to: (i) the Holders’ obligations to surrender the Original Note and (ii) the Company’s obligations to deliver the New Note have been satisfied or waived.

“Commission” means the United States Securities and Exchange Commission.

“Common Stock” means the common stock of the Company, par value $0.001 per share, and any other class of securities into which such securities may hereafter be reclassified or changed.

“Consent and Amendment Agreement” means that certain agreement entered into by the Senior Holders amending certain terms of the Prior Senior Notes and consenting to the issuance of the New Note on the terms contemplated hereby.

“Conversion Price” shall have the meaning ascribed to such term in the New Note.

“Conversion Shares” means the shares of Common Stock issuable upon the conversion of the New Note.

“Encumbrances” shall mean any security or other property interest or right, claim, lien, pledge, option, charge, security interest, contingent or conditional sale, or other title claim or retention agreement interest or other right or claim of third parties, whether perfected or not perfected, voluntarily incurred or arising by operation of law, and including any agreement (other than this Agreement) to grant or submit to any of the foregoing in the future.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“New Note” means the secured convertible note due, subject to the terms therein, on the one-year anniversary of the date on which it is issued, as issued by the Company to the Holder hereunder, in an aggregate principal amount equal to the sum of (i) the principal amount of the Original Note, plus (ii) the accrued and unpaid interest on the Original Note up to the Business Day immediately preceding the Closing Date, which New Note shall be in the form of Exhibit A attached hereto.

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Required Approvals” shall have the meaning ascribed to such term in Section 4(d).

“Required Minimum” means, as of any date, the maximum aggregate number of shares of Common Stock then issued or potentially issuable in the future pursuant to the New Note, ignoring any conversion or exercise limits set forth therein.

“Securities” means the New Note and the Conversion Shares.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Security Agreement Amendment” means an amendment to that certain Amended and Restated Security Agreement dated as of March 20, 2017, which provides for the inclusion of the New Note as a secured note under the terms of such Amended and Restated Security Agreement.

“Prior Senior Notes” means those certain senior secured convertible notes, in the aggregate principal amount of $2,545,199, originally issued by the Company on March 20, 2017, as amended to date.

“Senior Holders” means that holders of the Prior Senior Notes.

“Trading Day” means a day on which the principal Trading Market is open for trading.

“Trading Market” means any of the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the NYSE MKT, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, the New York Stock Exchange, or any tier of the OTC Markets Inc. (or any successors to any of the foregoing).

“Transaction Documents” means this Agreement, the New Note, the Security Agreement, all exhibits and schedules thereto and hereto and any other documents or agreements executed in connection with the transactions contemplated hereunder.

2.           Securities Exchange.

2.1     Exchange and Closing

(a)     Upon the following terms and subject to the conditions contained herein, Holder agrees to exchange from the Company the Original Note and Holder shall deliver and surrender to the Company at its principal offices for cancellation the Original Note held by Holder, free and clear of any liens, claims, charges, security interest or other legal or equitable Encumbrances in exchange for a New Note in the aggregate principal amount equal to the principal amount of the Original Note, plus the accrued and unpaid interest on the Original Note up to the Business Day immediately preceding the Closing Date in the form of Exhibit A to this Agreement. Upon satisfaction of the covenants and conditions set forth in Sections 2.2 and 2.3, the Closing shall occur at the offices of Company’s counsel or such other location and on such Business Day as the parties shall mutually agree.

(b)      At Closing, the New Note issued in exchange for cancellation of the Original Note shall be deemed the full and final consideration for the cancellation of the Original Note, and notwithstanding anything to the contrary contained in the Original Note or otherwise, the Company and Holder hereby agree that upon the Closing: (i) the Company’s obligations under the Original Note held by Holder shall be deemed fully paid and satisfied; and (ii) the Original Note shall automatically terminate and have no further force and effect (other than those specific provisions which pursuant to the terms and provisions of the Original Note which expressly survive termination). Further, the Company and Holder hereby agree that upon the Closing the Company’s obligations to Holder pursuant to any security agreements previously entered into between the Company and Holder shall be deemed fully satisfied and the parties’ obligations to one another with respect to any security interests granted by the Company shall be governed solely by the Security Agreement Amendment entered into between the Company and the Holders pursuant to this Agreement.

(c)      Holder further agrees that it will write “PAID IN FULL” on the original of the Original Note surrendered to the Company pursuant to this Agreement and initial such phrase and return the originally executed version of the Original Note to the Company. Notwithstanding the foregoing, however, in the event the Holder does not inscribed the phrase “PAID IN FULL” on the Original Note, it hereby authorizes the Company’s agents and officers to write such phrase on the Original Note. In the event Holder has lost his, her or its Original Note, or such Original Note were lost, stolen or destroyed, Holder shall, instead of returning the Original Note, execute and deliver to the Company an affidavit of loss and indemnification undertaking (in a form acceptable to the Company) with respect to such Original Note and in which instrument the Holder acknowledges that the Original Note are cancelled and paid in full.

2.2      Deliveries.

(a)      On or prior to the Closing Date (except as otherwise provided below), the Company shall deliver or cause to be delivered to Holder the following: (i) this Agreement duly executed by the Company; (ii) the Security Agreement Amendment, duly executed by the Company; (iii) a New Note registered in the name of Holder (such original New Note may be delivered within three Trading Days following Closing Date); (iv) an agreement executed between the Company or its subsidiary, Peachstate Health Management LLC d/b/a AEON Clinical Laboratories and the landlord of the premises in which the Company’s principal place of business is located pursuant to which the landlord agrees to subordinate its security interest into certain assets of the Company to the security interests to be granted to the Holder pursuant to the Security Agreement Amendment; and (v) such other documents relating to the transactions contemplated by this Agreement as the Holder or its counsel may reasonably request.

(b)      On or prior to the Closing Date, Holder shall deliver or cause to be delivered to the Company, as applicable, the following: (i) this Agreement duly executed by Holder; (ii) the Security Agreement Amendment, duly executed by the Holder; (iii) the Holder’s Original Note (or an affidavit of loss and indemnity undertaking with respect thereto, in a form reasonably acceptable to the Company); and (iv) such other documents relating to the transactions contemplated by this Agreement as the Company or its counsel may reasonably request.

2.3      Closing Conditions.

(a)      The obligations of the Company hereunder in connection with the Closing are subject to the satisfaction, or waiver by the Company, of the following conditions: (i) the accuracy in all material respects on the Closing Date of the representations and warranties of the Holder contained herein (unless as of a specific date therein in which case they shall be accurate as of such date); (ii) all obligations, covenants and agreements of the Holder required to be performed at or prior to the Closing Date shall have been performed; (iii) the delivery by the Holder of the items set forth in Section 2.2(b) of this Agreement; (iv) the Senior Holders have executed and delivered to the Company (A) the Security Agreement Amendment and (B) the Consent and Amendment Agreement; and (v) the Company shall have received any Required Approvals necessary to conduct the Closing.

(b)      The obligations of the Holder hereunder in connection with the Closing are subject to the satisfaction, or waiver by the Holder, of the following conditions: (i) the accuracy in all material respects when made and on the Closing Date of the representations and warranties of the Company contained herein (unless as of a specific date therein); (ii) all obligations, covenants and agreements of the Company required to be performed at or prior to the Closing Date shall have been performed; (iii) the Senior Holders have executed and delivered to the Company (A) the Security Agreement Amendment and (B) the Consent and Amendment Agreement; and (iv) the delivery by the Company of the items set forth in Section 2.2(a) of this Agreement.

3.       Representations, Warranties and Covenants of Holder.  Holder hereby makes the following representations and warranties to the Company, and covenants for the benefit of the Company.

(a)     Due Organization and Authorization; Binding Agreement. If Holder is an entity, such Holder is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization. Holder has full right, power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. This Agreement has been duly and validly authorized, executed and delivered by Holder and (assuming due authorization, execution and delivery by the Company) constitutes the valid and binding obligation of Holder enforceable against Holder in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally, and general equitable principles (whether considered in a proceeding in equity or at law).

(b)     No Conflicts. The execution, delivery and performance of this Agreement by the Holder and the consummation by the Holder of the transactions contemplated hereby do not and will not: (i) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, mortgage, deed of trust, indenture, note, bond, license, lease agreement, instrument or obligation to which the Holder is a party or by which the Holder’s properties or assets are bound; or (ii) result in a violation of any federal, state, local or foreign statute, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations) applicable to the Holder or by which any property or asset of the Holder are bound or affected, except, in each case, for such conflicts, defaults, terminations, amendments, acceleration, cancellations and violations as would not, individually or in the aggregate, materially and adversely affect the Holder’s ability to perform its obligations under this Agreement. No consent, approval, authorization or order of any person, entity, court, administrative agency or governmental authority is required for the execution, delivery or performance of this Agreement by the Holder.

(c)     Holder Status. At the time Holder was offered the New Note, it was, and as of the date hereof it is, and on each date on which it converts the New Note it will be either: (i) an “accredited investor” as defined in Rule 501(a) under the Securities Act; or (ii) a “qualified institutional buyer” as defined in Rule 144A(a) under the Securities Act. Holder is not required to be registered as a broker-dealer under Section 15 of the Exchange Act. Holder has sufficient knowledge and experience in financial matters as to be capable of evaluating the risks and merits of the transaction contemplated hereby. Holder is able to bear the economic risk of its investment in the New Note for an indefinite period of time, is able to afford a complete loss of such investment, and acknowledges that no public market exists for the New Note and that there is no assurance that a public market will ever develop for such securities. Neither, the New Note nor the Conversion Shares have been registered under the Securities Act and, therefore, cannot be sold unless subsequently registered under the Securities Act or an exemption from such registration is available.

(d)     Information. Holder has reviewed, or has had the opportunity to review, with the assistance of professional and legal advisors of its choosing, all information (including all documents filed or furnished to the Commission by the Company) relating to the business, finances and operations of the Company and materials relating to the exchange transaction which have been requested by such Holder. Such Holder has been afforded the opportunity to ask questions of the Company and has had sufficient access to the Company necessary for Holder to decide to exchange its Original Note for the New Note in accordance with this Agreement. Such Holder acknowledges that all of the documents filed by the Company with the Commission under Sections 13(a), 14(a) or 15(d) of the Exchange Act, that have been posted on the EDGAR site maintained by the Commission are available to such Holder, and such Holder has not relied on any statement of the Company not contained in such documents in connection with such Holder’s decision to enter into this Agreement or any other Transaction Document and to consummate the transactions contemplated hereby.

(e)     Certain Disqualification Events. Neither the Holder, nor any director, executive officer, other member or officer of the Holder participating in the transactions contemplated by this Agreement, any beneficial owner of 20% of more of the Holder’s outstanding voting equity securities, calculated on the basis of voting power, nor any promoter (as that term is defined in Rule 405 under the Securities Act) connected with the Holder in any capacity at the time of sale (each a “Holder Covered Person”) is subject to any of the “Bad Actor” disqualifications described in Rule 506(d)(1)(i) to (viii) under the Securities Act (a “Disqualification Event”), except for a Disqualification Event covered by Rule 506(d)(2) or (3) (provided that the foregoing exception shall not be available hereunder with respect to Rule 506(d)(2)(iv) for any Disqualification Event of which the Company did not know as a result of the Holder’s failure to disclose such Disqualification Event to the Company). Holder has exercised reasonable care to determine: (i) the identity of each person that is a Holder Covered Person; and (ii) whether any Holder Covered Person is subject to a Disqualification Event.

(f)      Own Account. The Holder is and will be acquiring the Securities for the Holder’s own account, for investment purposes, and not with a view to any resale or distribution in whole or in part, in violation of the Securities Act or any applicable securities laws; provided, however, that by making the representations herein, the Holder does not agree to hold such Securities for any minimum or other specific term and reserves the right to dispose of the Securities at any time in accordance with federal and state securities laws applicable to such disposition.

(g)     Restricted Securities. The Holder understands that the Securities purchased hereunder, including the Conversion Shares, are “restricted securities,” as that term is defined in the Securities Act and the rules thereunder, have not been registered under the Securities Act, and that none of the Securities can be sold or transferred unless they are first registered under the Securities Act and such state and other securities laws as may be applicable or an exemption from registration under the Securities Act is available (and then the Securities may be sold or transferred only in compliance with such exemption and all applicable state and other securities laws). Holder acknowledges that all certificates representing any of the New Note and the Conversion Shares will bear a restrictive legend in a form as set forth below and hereby consents to the transfer agent for the Company’s Common Stock making a notation on its records to implement the restrictions on transfer described herein.  Holder further understands that except as provided in the Transaction Documents: (i) the Securities have not been and are not being registered under the Securities Act or any state securities laws, must be held indefinitely and may not be offered for sale, sold, assigned or transferred unless: (A) subsequently registered thereunder; (B) Holder shall have delivered to the Company an opinion of counsel, in a generally acceptable form, to the effect that such Securities to be sold, assigned or transferred may be sold, assigned or transferred pursuant to an exemption from such registration; or (C) Holder provides the Company with reasonable assurance that such Securities can be sold, assigned or transferred pursuant to Rule 144 or Rule 144A promulgated under the Securities Act (or a successor rule thereto) (collectively, “Rule 144”); (ii) any sale of the Securities made in reliance on Rule 144 may be made only in accordance with the terms of Rule 144 and further, if Rule 144 is not applicable, any resale of the Securities under circumstances in which the seller (or the Person (through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the Securities Act) may require compliance with some other exemption under the Securities Act or the rules and regulations of the Commission thereunder; and (iii) except as set forth in the Transaction Documents, neither the Company nor any other Person is under any obligation to register the Securities under the Securities Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder.

(h)    Reliance on Representations. Holder understands that the Securities are being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and Holder’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of Holder set forth herein in order to determine the availability of such exemptions and the eligibility of Holder to acquire the Securities. The Holder undertakes to immediately notify the Company of any change in any statement or other information relating to the Holder which takes place prior to the Closing time. No Person has made any written or oral representations to the Holder that: (i) any Person will resell or repurchase the New Note or the Conversion Shares or (ii) as to the future price or value of the shares of Common Stock of the Company.

(i)     No Brokers. The Holder has not employed any broker or finder or incurred any liability for any brokerage or investment banking fees, commissions, finders’ structuring fees, financial advisory fees or other similar fees in connection with any of the transactions contemplated by this Agreement.

(j)    No General Solicitation. The Holder acknowledges that the Securities were not offered to the Holder by means of any form of general or public solicitation or general advertising, or publicly disseminated advertisements or sales literature, including: (i) any advertisement, article, notice or other communication published in any newspaper, magazine, or similar media, or broadcast over television or radio; or (ii) any seminar or meeting to which the Holder was invited by any of the foregoing means of communications.

(k)    Representations Regarding Original Note. The Holder owns and holds, beneficially and of record, the entire right, title, and interest in and to the Original Note held by it, free and clear of any and all pledges, liens, security interests, mortgage, claims, charges, restrictions, options, title defects or Encumbrances other than restrictions under the Securities Act and other applicable federal and state securities laws. Holder has not, in whole or in part, (x) assigned, transferred, hypothecated, pledged or otherwise disposed of the Original Note or its rights in such Original Note, or (y) given any person or entity any transfer order, power of attorney or other authority of any nature whatsoever with respect to such Original Note which would limit the Holder’s power to transfer the Original Note hereunder. Holder has the sole and unencumbered right and power to transfer and dispose of the Original Note, and such Original Note are not subject to any agreement, arrangement or restriction with respect to the voting or transfer of the Original Note, except for this Agreement. No additional consideration for any purpose shall be due to Holder at Closing, with respect to the Original Note, other than the New Note. Upon delivery of the Original Note to the Company for cancellation (as contemplated by this Agreement), the Company will receive good and marketable title to the Original Note, free and clear of all pledges, liens, security interests, mortgage, claims, charges, restrictions, options, title defects or Encumbrances. The Original Note being surrendered by it for cancellation pursuant to this Agreement represent all of the Original Note of the Company in which Holder owns any legal or beneficial interest. No Event of Default (as defined in the Original Note) has been declared under the Original Note and no Event of Default exists or is continuing with respect to the Original Note.

(l)    No Representations. No person or entity, other than the Company, has been authorized to give any information or to make any representation on behalf of the Company in connection with the offering of Securities, and if given or made, such information or representations have not been relied upon by the Holder as having been made or authorized by the Company.  The only representations and warranties made by the Company in connection with the offering of Securities are those contained in this Agreement, and the only information made available by the Company in connection with the offering of Securities is contained in this Agreement.

(m)    No Legal, Tax or Investment Advice.   Holder understands that the tax consequences of the transactions contemplated by this Agreement are complex, and accordingly Holder represents and warrants that it understands that nothing in this Agreement or any other materials presented by or on behalf of the Company to him, her or it in connection with this Agreement and the transactions contemplated herein, constitutes legal, tax or investment advice.   Holder has consulted such legal, tax and investment advisors as he, she or it, in his, her or its sole discretion, has deemed necessary or appropriate in the circumstances.   Holder is not relying on the Company or any of its respective affiliates or agents, including its counsel and accountants, for any tax advice regarding the tax consequences of the transactions contemplated by this Agreement.

(n)     No Governmental Review. Such Holder understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement in connection with the transactions contemplated by this Agreement or the fairness or suitability of the investment in the New Note nor have such authorities passed upon or endorsed the merits of the New Note.

4.        Representations, Warranties and Covenants of the Company.  The Company represents and warrants to the Holder, and covenants for the benefit of the Holder, as follows:

(a)    Due Organization. The Company has been duly incorporated and is validly existing and in good standing under the laws of the state of Delaware, with full corporate power and authority to own, lease and operate its properties and to conduct its business as currently conducted. The Company is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not have or reasonably be expected to result in: (i) a material adverse effect on the legality, validity or enforceability of any Transaction Document; (ii) a material adverse effect on the results of operations, assets, business, prospects or condition (financial or otherwise) of the Company and the Subsidiaries, taken as a whole; or (iii) a material adverse effect on the Company’s ability to perform in any material respect on a timely basis its obligations under any Transaction Document (any of (i), (ii) or (iii), a “Material Adverse Effect”) and no proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification.

(b)    Due Authorization; Binding Agreement; No Conflicts. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement and each of the other Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of this Agreement and each of the other Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company, the Board of Directors or the Company’s stockholders in connection herewith or therewith other than in connection with the Required Approvals. This Agreement and each other Transaction Document to which it is a party has been (or upon delivery will have been) duly executed by the Company and, when delivered in accordance with the terms hereof and thereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, subject to the Required Approvals and except: (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally; (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies; and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(c)     Validity of New Note. The New Note issued pursuant to this Agreement, when delivered in exchange for the Original Note in accordance with this Agreement, will be the valid and binding obligations of the Company enforceable against the Company in accordance with their terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally, and general equitable principles (whether considered in a proceeding in equity or at law). The Conversion Shares, when paid for and issued in accordance with the terms of the New Note, will be validly issued, fully paid and non-assessable, free and clear of all liens imposed by the Company other than restrictions on transfer provided for herein and in the Transaction Documents.

(d)     Filings, Consents and Approvals. The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents, other than: (i) those that have previously been obtained; (ii) the filings required pursuant to the Exchange Act; (iii) the notice and/or application(s) to each applicable Trading Market, if any, for the issuance and sale of the Securities and the listing of the Conversion Shares for trading thereon in the time and manner required thereby; and (iv) such other filings with the Commission as may be required under the Securities Act and such filings as are required to be made under applicable state securities laws (collectively, the “Required Approvals”).

5.           Other Agreements.

5.1      Transfer Restrictions.

(a)      The Securities may only be disposed of in compliance with state and federal securities laws. In connection with any transfer of Securities other than pursuant to an effective registration statement or Rule 144, to the Company or to an Affiliate of a Holder, the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor and reasonably acceptable to the Company, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Securities under the Securities Act. As a condition of transfer, any such transferee shall agree in writing to be bound by the terms of this Agreement and shall have the rights and obligations of a Holder under this Agreement.

(b)      The Holders agree to the imprinting, so long as is required by this Section 5.1, of a legend on any of the Securities substantially in the following form:

[NEITHER] THIS SECURITY [NOR THE SECURITIES INTO WHICH THIS SECURITY IS [EXERCISABLE] [CONVERTIBLE]] HAS [NOT] BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.

(c)      Each Holder, severally and not jointly with the other Holders, agrees with the Company that Holder will sell any Securities pursuant to either the registration requirements of the Securities Act, including any applicable prospectus delivery requirements, or an exemption therefrom, and that if Securities are sold pursuant to a registration statement, they will be sold in compliance with the plan of distribution set forth therein, and acknowledges that the removal of the restrictive legend from certificates representing Securities as set forth in this Section 5.1 is predicated upon the Company’s reliance upon this understanding.

5.2      Reservation of Securities. Subject to obtaining the Required Approvals, the Company shall maintain a reserve from its duly authorized shares of Common Stock for issuance pursuant to the Transaction Documents in an amount no less than the Required Minimum. If, on any date, the number of authorized but unissued (and otherwise unreserved) shares of Common Stock is less than the Required Minimum on such date, then the Board of Directors shall use commercially reasonable efforts to amend the Company’s certificate of incorporation to increase the number of authorized but unissued shares of Common Stock to at least the Required Minimum at such time, as soon as possible, including by calling a meeting of the Company’s shareholders for such purpose.

5.3       Fees and Expenses.  Each party hereto shall pay the fees and expenses of its advisors, counsel, accountants and other experts, if any, and all other expenses, incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement.

5.4        Waiver of Interest.  The Holder hereby irrevocably waives any and all claims, demands, suits, actions, causes of action and rights whatsoever at law or in equity, now existing or arising relating to any accrued and unpaid interest on the Original Note or any other agreement between the parties.  The Holder hereby acknowledges and agrees that it shall not commence or prosecute in any way, or cause to be commenced or prosecuted, any action in any court relating to such accrued and unpaid interest.

5.5         Intentionally Omitted.

5.6        Piggyback Registration Rights. Holder and the Company agree that the Holder shall be entitled to the registration rights with respect to the shares of Common Stock then issued and issuable upon conversion in full of the New Note (the “Underlying Shares”), as set forth in this Section 5.6.

(a)     Definition of Registrable Securities. As used in this Section 5.6, the term “Registrable Security” means, as of any date of determination, (a) all of the shares of Common Stock then issued and issuable upon conversion in full of the New Note (assuming on such date the New Note is converted in full without regard to any conversion limitations therein), (b) any additional shares of Common Stock issued and issuable in connection with any anti-dilution provisions in the New Note (in each case, without giving effect to any limitations on conversion set forth in the New Note), and (c) any securities issued or then issuable upon any stock split, dividend or other distribution, recapitalization or similar event with respect to the foregoing; provided, however, that any such Registrable Securities shall cease to be Registrable Securities (and the Company shall not be required to maintain the effectiveness of any, or file another, registration statement hereunder with respect thereto) for so long as (i) a registration statement with respect to the sale of such Registrable Securities is declared effective by the Commission under the Securities Act and such Registrable Securities have been disposed of by the Holder in accordance with such effective registration statement, (ii) such Registrable Securities have been previously sold in accordance with Rule 144, or (iii) such securities become eligible for resale without volume or manner-of-sale restrictions and without current public information pursuant to Rule 144 as set forth in a written opinion letter to such effect, addressed, delivered and acceptable to the Company’s transfer agent and the affected Holders (assuming that such securities and any securities issuable upon exercise, conversion or exchange of which, or as a dividend upon which, such securities were issued or are issuable, were at no time held by any Affiliate of the Company). The term “Registrable Securities” means any and all of the securities falling within the foregoing definition of “Registrable Security.”

(b)     Piggyback Registration Rights. As used herein, a “Registration Statement” shall mean any registration statement filed by the Company with the Commission under the Securities Act at any time or from time to time commencing on a date within one year that any Underlying Shares may be issuable to the Holder and while any Registrable Securities remain outstanding; provided, however, that a Registration Statement for the purposes hereof shall not include: (A) any registration statement (or amendment thereto) filed by the Company which has not been declared effective on or before the date hereof; (B) any registration statement on Form S-3 (or any successor form) filed by the Company for the purpose of effecting offers and sales of securities on a continuous or delayed basis pursuant to Rule 415(a)(ix) or (x) under the Securities Act; (C) a registration relating to employee benefit plans (whether effected on Form S-8 or its successor); or (D) a registration effected on Form S-4 (or its successor). If at any time or from time to time while any Registrable Securities remain outstanding, the Company shall determine to register or shall be required to register any of its Common Stock, whether or not for its own account, the Company shall:

(i)     provide to each Holder written notice thereof at least seven (7) days prior to the filing of the Registration Statement by the Company in connection with such registration;

(ii)     include in such registration, and in any underwriting involved therein, all those Registrable Securities specified in a written request by each Holder received by the Company within five (5) days after the Company mails the written notice referred to above. The Company may withdraw the registration at any time. If a registration covered by this Section 5.6 is an underwritten registration on behalf of the Company, and the underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without adversely affecting the marketability of the offering, the Company shall include in such registration: (1) first, the securities the Company proposes to sell, (2) second, the Registrable Securities and other securities requested to be included in such registration, pro rata among the selling Holders and any other selling security holders on the basis of the number of Registrable Securities owned by each such Holder and other selling security holders. The Holders’ right to have Registrable Securities included in the first registration statement filed by the Company may be deferred to the second registration statement filed by the Company, which deferral may be continued to the third or subsequent registration statement so long as the registration statements are pursuant to underwritten offerings and the underwriter determines in good faith that marketing factors require exclusion of some or all of the Registrable Securities held by the Holders, but such deferral shall be only to the extent of such required exclusion as determined by the underwriter; and

(iii)     if the registration is an underwritten registration, each Holder of Registrable Securities shall enter into an underwriting agreement in customary form with the underwriter and provide such information regarding Holder that the underwriter shall reasonably request in connection with the preparation of the prospectus describing such offering, including completion of FINRA Questionnaires.

(c)        Covenants with Respect to Registration. In connection with the registration in which the Registrable Securities are included, the Company and Holder covenant and agree as follows:

(i)     The foregoing registration rights shall be contingent on the Holders furnishing the Company with such appropriate information as the Company shall reasonably request, including (A) such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it, as shall be reasonably required to effect the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request. At least seven days prior to the first anticipated filing date of any Registration Statement, the Company shall notify each Holder of the information the Company requires from such Holder if such Holder elects to have any of the Registrable Securities included in the Registration Statement. A Holder shall provide such information to the Company at least two (2) Business Days prior to the first anticipated filing date of such Registration Statement if it elects to have any of the Registrable Securities included in the Registration Statement. Each Holder agrees to furnish to the Company a completed selling security holder questionnaire (a “Questionnaire”) in the form provided to it by the Company not less than two Business Days prior to the filing date of such Registration Statement. The Company shall not be required to include the Registrable Securities of a Holder in a Registration Statement and shall not be required to pay any damages to such Holder who fails to furnish to the Company a fully completed Questionnaire at least two Business Days prior to the filing date. The Company may require each selling Holder to furnish to the Company a certified statement as to the number of shares of Common Stock beneficially owned by it and, if required by the Commission, the natural persons thereof that have voting and dispositive control over its shares of Common Stock.

(ii)      Each Holder, by its acceptance of the Registrable Securities agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of a Registration Statement hereunder, unless such Holder has notified the Company in writing of its election to exclude all of its Registrable Securities from such Registration Statement. Each Holder agrees that, upon receipt of any notice from the Company that it must suspend sales of Common Stock pursuant to the Registration Statement, it will immediately discontinue disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities, until the Holder is advised by the Company that such dispositions may again be made.

(iii)     Each Holder covenants and agrees that it will comply with the prospectus delivery requirements of the Securities Act as applicable to it in connection with sales of Registrable Securities pursuant to a Registration Statement.

(iv)     The Company shall indemnify each Holder of Registrable Securities to be sold pursuant to the registration statement and each person, if any, who controls such Holder within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act, against all loss, claim, damage, expense or liability (including reasonable expenses reasonably incurred in investigating, preparing or defending against any claim) to which any of them may become subject under the Securities Act, the Exchange Act or otherwise, arising from such registration statement, except to the extent arising under paragraph (v) below.

(v)     Each Holder owning Registrable Securities to be sold pursuant to a registration statement, and their successors and assigns, shall severally, and not jointly, indemnify the Company, its officers and directors and any underwriter, and each person, if any, who controls the Company or such underwriter within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act, against all loss, claim, damage or reasonable expense or liability (including expenses reasonably incurred in investigating, preparing or defending against any claim) to which they may become subject under the Securities Act, the Exchange Act or otherwise, arising (A) from information furnished by or on behalf of such Holder, or their successors or assigns, for inclusion in such registration statement, or (B) as a result of use by the Holder of a registration statement that the Holder was advised to discontinue.

6.             Miscellaneous.

6.1         Governing Law; Consent to Jurisdiction. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to the conflicts of laws principles thereof. Each party hereto agrees that it shall bring any action, proceeding, suit, demand, or claim with respect to any matter arising out of or related to this Agreement or the transactions contained in or contemplated by this Agreement, exclusively in the Delaware Court of Chancery and any state appellate court therefrom within the State of Delaware (unless the Delaware Court of Chancery shall decline to accept jurisdiction over a particular matter, in which case, in any Delaware state or federal court within the State of Delaware) (such courts, collectively, the “Delaware Courts”), and solely in connection with claims arising under this Agreement or the transactions that are the subject of this Agreement (i) irrevocably submits to the exclusive jurisdiction of the Delaware Courts, (ii) waives any objection to laying venue in any such action or proceeding in the Delaware Courts, (iii) waives any objection that the Delaware Courts are an inconvenient forum or do not have jurisdiction over either party hereto, (iv) agrees that service of process upon such party in any such action or proceeding shall be effective if notice is given in accordance with Section 6.5 of this Agreement, although nothing contained in this Agreement shall affect the right to serve process in any other manner permitted by law and (v) agrees not to seek a transfer of venue on the basis that another forum is more convenient. Notwithstanding anything herein to the contrary, (A) nothing in this Section 6.1 shall prohibit any party from seeking or obtaining orders for conservatory or interim relief from any court of competent jurisdiction and (B) each party hereto agrees that any judgment issued by a Delaware Court may be recognized, recorded, registered or enforced in any jurisdiction in the world and waives any and all objections or defenses to the recognition, recording, registration or enforcement of such judgment in any such jurisdiction.

6.2      Confidentiality.  The Holder acknowledges and agrees that the existence of this Agreement and the information contained herein and in the Exhibits hereto (collectively, “Confidential Information”) is of a confidential nature and shall not, without the prior written consent of the Company, be disclosed by the Holder to any person or entity, other than the Holder’s personal financial and legal advisors for the sole purpose of evaluating an investment in the Company, and that it shall not, without the prior written consent of the Company, directly or indirectly, make any statements, public announcements or release to trade publications or the press with respect to the subject matter of this Agreement.  Notwithstanding the foregoing, the Holder may use or disclose Confidential Information to the extent the Holder is required by law to disclose such Confidential Information, provided, however, that prior to any such required disclosure, Holder shall give the Company reasonable advance notice of any such disclosure and shall cooperate with the Company in protecting against any such disclosure and/or obtaining a protective order narrowing the scope of such disclosure and/or use of the Confidential Information.  The Holder further acknowledges and agrees that the information contained herein and in the other documents relating to this transaction may be regarded as material non-public information under United States federal securities laws, and that United States federal securities laws prohibit any person who has received material non-public information relating to the Company from purchasing or selling securities of the Company, or from communicating such information to any person under circumstances in which it is reasonably foreseeable that such person is likely to purchase or sell securities of the Company.  Accordingly, until such time as any such non-public information has been adequately disseminated to the public, the Holder shall not purchase or sell any securities of the Company, or communicate such information to any other person.

6.3      Entire Agreement; Amendment and Waivers.  This Agreement constitutes the entire understanding and agreement of the parties with respect to the subject matter hereof and supersedes all prior and/or contemporaneous oral or written proposals or agreements relating thereto all of which are merged herein.  This Agreement may not be amended or any provision hereof waived in whole or in part, except by a written amendment signed by all of the parties hereto. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right.

6.4      Counterparts.  This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to each other party, it being understood that the parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

6.5        Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of: (a) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth on the signature pages attached hereto at or prior to 5:30 p.m. (New York City time) on a Trading Day; (b) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth on the signature pages attached hereto on a day that is not a Trading Day or later than 5:30 p.m. (New York City time) on any Trading Day; (c) the second (2nd) Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service; or (d) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as set forth on the signature pages attached hereto.

6.6       Severability. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction.

6.7        Survival. All representations and warranties made by the Company and each Holder will survive the execution of this Agreement and the Closing until the first anniversary of the Closing Date, except for those representations and warranties which speak as of a specific date. All covenants and other agreements set forth in this Agreement shall survive the Closing for the respective periods set forth therein and if no such period is specified until the first anniversary of the Closing Date.

6.8       Specific Performance; Enforcement. Each of the parties hereto recognizes and acknowledges that a breach by it of any covenants or agreements contained in this Agreement will cause the other party to sustain damages for which it would not have an adequate remedy at law for money damages, and therefore, each of the parties hereto agrees that in the event of any such breach the aggrieved party shall be entitled to the remedy of specific performance of such covenants and agreements and injunctive and other equitable relief in addition to any other remedy to which it may be entitled at law or in equity. The parties agree that they shall be entitled to enforce specifically the terms and provisions of this Agreement in addition to any other remedy to which they may entitled at law or in equity.

6.9       Assignment; Binding Effect; Benefits. This Agreement is not assignable without the written consent of each of the other parties hereto. Subject to the foregoing, the provisions of this Agreement shall be binding upon and inure to the benefit of the parties and their respective heirs, legal representatives, successors and permitted assigns. Except as expressly stated elsewhere herein, nothing in this Agreement, express or implied, is intended or shall be construed to give any person other than the parties or their respective successors or assigns any legal or equitable right, remedy or claim under or in respect of any agreement or any provision contained herein.

6.10     Independent Representation. Each Holder expressly represents and warrants to the Company that (a) before executing this Agreement, said Holder has fully informed himself or itself of the terms, contents, conditions and effects of this Agreement; (b) said Holder has relied solely and completely upon his or its own judgment in executing this Agreement; (c) said Holder has had the opportunity to seek the advice of his or its own counsel and advisors before executing this Agreement; (d) said Holder has acted voluntarily and of his or its own free will in executing this Agreement; (e) said Holder is not acting under duress, whether economic or physical, in executing this Agreement; (f) this Agreement is the result of arm’s length negotiations conducted by and among the parties; and (g) said Holder acknowledges that the law firm of Becker & Poliakoff, LLP has been retained by the Company to prepare this Agreement as legal counsel for the Company, that Becker & Poliakoff, LLP does not represent any Holder in connection with the preparation or execution of this Agreement, that such firm has not given any legal, investment or tax advice to any Holder regarding this Agreement, and that such Holder has not relied upon any legal advice except as provided by its own attorneys. Becker & Poliakoff, LLP is expressly intended as a beneficiary of the representations and warranties of the Holders contained in this Section 6.10.

6.11     Fees and Expenses. Except as expressly set forth in this Agreement to the contrary, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement.

6.12     Replacement of Securities. If any certificate or instrument evidencing any Securities is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof (in the case of mutilation), or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction. The applicant for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs (including customary indemnity) associated with the issuance of such replacement Securities.

6.13     Termination. If the Initial Closing has not been consummated on or before March 31, 2018, this Agreement may be terminated (a) by any Holder (except where any such Holder is in breach of this Agreement or has failed to perform or satisfy any closing condition applicable to it), as to such Holder’s obligations hereunder only and without any effect whatsoever on the obligations between the Company and the other Holders, or (b) by the Company (except for any breach by it or failure to perform or satisfy any closing condition applicable to it), by written notice to the other parties; provided, however, that such termination will not affect the right of any non-breaching party to sue or seek specific performance for any breach by any other party (or parties).

6.14      Construction. The parties agree that each of them and/or their respective counsel have reviewed and had an opportunity to revise the Transaction Documents and, therefore, the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of the Transaction Documents or any amendments thereto. In addition, each and every reference to share prices and shares of Common Stock in any Transaction Document shall be subject to adjustment for reverse and forward stock splits, stock dividends, stock combinations and other similar transactions of the Common Stock that occur after the date of this Agreement. In this Agreement, unless the context otherwise requires: (i) words of the masculine or neuter gender will include the masculine, neuter and/or feminine gender, and words in the singular number or in the plural number will each include, as applicable, the singular number or the plural number, (ii) reference to any Person includes such Person’s successors and assigns but, if applicable, only if such successors and assigns are permitted by this Agreement, (iii) the words “include,” “includes” and “including” when used herein shall be deemed in each case to be followed by the words “without limitation,” (iv) reference to any law means such law as amended, modified codified or reenacted, in whole or in part, and in effect from time to time, including rules and regulations promulgated thereunder, (v) except as otherwise indicated, all references in this Agreement to the words “Section,” “Schedule” and “Exhibit” are intended to refer to Sections, Schedules and Exhibits to this Agreement, (vi) the headings of the Sections of this Agreement are for convenience only and in no way modify, interpret or construe the meaning of specific provisions of this Agreement, (vi) the words “herein,” “hereto,” and “hereby” and other words of similar import in this Agreement shall be deemed in each case to refer to this Agreement as a whole and not to any particular Section or other subdivision of this Agreement, (vii) any reference herein to “dollars” or “$” shall mean United States dollars, (viii) any reference herein to a Governmental Authority shall be deemed to include reference to any successor thereto, and (ix) the specificity of any representation or warranty contained herein shall not be deemed to limit the generality of any other representation or warranty contained herein.

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[COMPANY SIGNATURE PAGE TO NOTE EXCHANGE AGREEMENT]

IN WITNESS WHEREOF, the Company and each Holder has caused this Agreement to be executed on its behalf as of the date first written above.

AEON GLOBAL HEALTH CORP.
Address for Notice: 2225 Centennial Drive Gainesville, GA 30504 Attn: Chief Financial Officer

/s/ Michael J. Poelking	Fax:
Name: Michael J. Poelking Title: Chief Financial Officer
With a copy to (which shall not constitute notice):

Becker & Poliakoff, LLP 45 Broadway, 17th Floor New York, NY 10006 Attn: Michael A. Goldstein Fax: 212-557-0295

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

SIGNATURE PAGE FOR PURCHASER FOLLOWS]

[HOLDER SIGNATURE PAGE TO NOTE EXCHANGE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Note Exchange Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Holder:	Hanif A. Roshan

Signature of Authorized Signatory of Holder:	/s/ Hanif A. Roshan

Name of Authorized Signatory:	Hanif A. Roshan

Title of Authorized Signatory:

Email Address of Authorized Signatory:	sroshan@aeonglobalhealth.com

Facsimile Number of Authorized Signatory:

Social Security or Tax I.D. Number:

Address for Notices to Holder:	2225 Centennial Drive
Gainesville, GA 30504

Address for Delivery of certificated Securities for Holder (if not same as address for notices):

Principal amount of New Note to be Issued at Closing: $504,452

Original Note(s) Owned by Holder and Issue Date (the “Original Note(s)”):

1.	Promissory Note originally issued January 23, 2018 in the Principal Amount of $500,000.

EXHIBIT A

FORM OF NEW NOTE